Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002

Dear Shareholder:

Over the 12 month span ended May 31, 2002, the U.S. economy experienced the impacts of recession and September 11 and recovery from each. Consumer spending and rebuilding of business inventories led to an economic rebound in the first quarter of 2002. A steady accumulation of generally positive economic news shows, in our view, that the recession, which began in March 2001, is widely regarded as having ended and that the recovery has begun.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's monetary policy aggressively cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives in the aftermath of the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields rose. However, demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve's go-slow approach to changing monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which stood at 5.40 percent in May 2001 reached a low of 5.04 percent in October 2001. The Index yield increased to 5.45 percent in March 2002, but declined to 5.29 percent in May 2002 as the Fed's outlook shifted to neutral. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 340 basis points, compared to 240 basis points last May.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped from 94 percent in May 2001 to 104 percent in October. By the end of May 2002 the ratio had returned to 94 percent. The ratio of 10-year municipal bonds yields to Treasuries declined from 95 percent in October 2001 to 84 percent in May 2002.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first five months of 2002 reached $121 billion.

[30-YEAR BOND PERFORMANCE GRAPH]

                         30-YEAR BOND YIELDS 1997-2002

               Insured                  U.S.                Insured Municipal
              Municipal               Treasury            Yields/U.S. Treasury
               Yields                  Yields                Yields (Ratio)

                5.60%                   6.63%                    84.46%
1997            5.70                    6.79                     83.95
                5.65                    6.80                     83.09
                5.90                    7.10                     83.10
                5.75                    6.94                     82.85
                5.65                    6.91                     81.77
                5.60                    6.78                     82.60
                5.25                    6.29                     83.47
                5.48                    6.61                     82.90
                5.40                    6.40                     84.38
                5.35                    6.15                     86.99
                5.30                    6.05                     87.60
                5.15                    5.92                     86.99
1998            5.15                    5.80                     88.79
                5.20                    5.92                     87.84
                5.25                    5.93                     88.53
                5.35                    5.95                     89.92
                5.20                    5.80                     89.66
                5.20                    5.65                     92.04
                5.18                    5.71                     90.72
                5.03                    5.27                     95.45
                4.95                    5.00                     99.00
                5.05                    5.16                     97.87
                5.00                    5.06                     98.81
                5.05                    5.10                     99.02
1999            5.00                    5.09                     98.23
                5.10                    5.58                     91.40
                5.15                    5.63                     91.47
                5.20                    5.66                     91.87
                5.30                    5.83                     90.91
                5.47                    5.96                     91.78
                5.55                    6.10                     90.98
                5.75                    6.06                     94.88
                5.85                    6.05                     96.69
                6.03                    6.16                     97.89
                6.00                    6.29                     95.39
                5.97                    6.48                     92.13
2000            6.18                    6.49                     95.22
                6.04                    6.14                     98.37
                5.82                    5.83                     99.83
                5.91                    5.96                     99.16
                5.91                    6.01                     98.34
                5.84                    5.90                     98.98
                5.73                    5.78                     99.13
                5.62                    5.67                     99.12
                5.74                    5.89                     97.45
                5.65                    5.79                     97.58
                5.55                    5.61                     98.93
                5.27                    5.46                     96.52
2001            5.30                    5.50                     96.36
                5.27                    5.31                     99.25
                5.26                    5.44                     96.69
                5.45                    5.79                     94.13
                5.40                    5.75                     93.91
                5.35                    5.76                     92.88
                5.16                    5.52                     93.48
                5.07                    5.37                     94.41
                5.20                    5.42                     95.94
                5.04                    4.87                    103.49
                5.17                    5.29                     97.73
                5.36                    5.47                     97.99
2002            5.22                    5.43                     96.13
                5.14                    5.42                     94.83
                5.43                    5.80                     93.62
                5.30                    5.59                     94.81
                5.29                    5.62                     94.13

Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the 12-month period ended May 31, 2002, the net asset value (NAV) of Morgan Stanley Municipal Premium Income Trust (PIA) increased from $9.88 to $10.04 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.54 per share and long-term capital gain distributions of $0.037 per share, the Fund's total NAV return was 8.35 percent. PIA's value on the New York Stock Exchange (NYSE) increased from $8.88 to $9.02 per share during this period. Based on this change plus reinvestment of dividends and distributions, PIA's total market

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

return was 8.30 percent. As of May 31, 2002, PIA's share price was at a 10.16 percent discount to its NAV.

Monthly dividends for the third quarter of 2002, declared in June, were unchanged at $0.045 per share. The Fund's level of undistributed net investment income increased to $0.118 per share on May 31, 2002 versus $0.077 per share a year ago. Dividend levels reflect the Fund's current earnings which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

PIA's total assets including ARPS of $307 million were diversified among 12 long-term sectors and 72 credits. The portfolio's weighted average maturity and call protection were 19 years and 6 years, respectively. Average duration, a measure of sensitivity to interest-rate changes, was 7.3 years. Generally, bonds with longer durations have greater volatility. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution, sector allocations and geographic concentrations. Optional call (redemptions) provisions are also shown by year with their respective cost (book) yields.

The Impact of Leveraging

As discussed in previous shareholder reports, the income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.13 per share to common share earnings. The Fund's five ARPS series totaled $100 million and represented 33 percent of net assets including ARPS. Yields on the Fund's two weekly ARPS series ranged between 1.00 percent and 3.10 percent. The yields on the Fund's two series with annual auctions in July 2002 and September 2002 were 2.85 percent and 2.50 percent, respectively. In January 2002, ARPS series D was auctioned at 2.55 percent for 24 months.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended May 31, 2002, the Fund purchased and retired 704,600 shares of common stock at a weighted average market discount of 10.29 percent.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and Robert W. Wimmel joined James F. Willison as portfolio managers for the Fund.

We appreciate your ongoing support of Morgan Stanley Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF MAY 31, 2002
(% Of LONG-TERM PORTFOLIO)


TRANSPORTATION                                                  15%
HOSPITAL                                                        13%
IDR/PCR*                                                        13%
WATER & SEWER                                                   13%
GENERAL OBLIGATION                                              11%
ELECTRIC                                                        10%
EDUCATION                                                        9%
REFUNDED                                                         5%



*    INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF MAY 31, 2002
(% OF LONG-TERM PORTFOLIO)


Aaa or AAA                                                      69%
Aa or AA                                                        19%
A or A                                                           1%
Baa or BBB                                                       5%
Ba or BB                                                         3%
NR                                                               3%

AS MEASURED BY MOODY'S INVESTMENT SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[DISTRIBUTION BY MATURITY BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)


                                                  WEIGHTED AVERAGE
                                                 MATURITY: 19 YEARS

1-5 YEARS                                                       4.1%
5-10 YEARS                                                     13.3%
10-15 YEARS                                                     9.3%
15-20 YEARS                                                    22.9%
20-30 YEARS                                                    47.2%
30+ YEARS                                                       3.2%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                  MAY 31, 2002


                                                       WEIGHTED AVERAGE
                                                    CALLS PROTECTION: 6 YEARS
                                PERCENT CALLABLE

YEARS BONDS
CALLIABLE
-----------
2002                                                            15.0%
2003                                                             4.0%
2004                                                             5.0%
2005                                                            10.0%
2006                                                             9.0%
2007                                                             3.0%
2008                                                            20.0%
2009                                                             4.0%
2010                                                             7.0%
2011                                                            16.0%
2012                                                             7.0%


                                                        WEIGHTED AVERAGE
                                                        BOOK YIELD: 5.8%
                               COST (BOOK) YIELD*


2002                                                            6.8%
2003                                                            7.0%
2004                                                            6.4%
2005                                                            6.1%
2006                                                            5.5%
2007                                                            6.2%
2008                                                            5.4%
2009                                                            5.7%
2010                                                            5.7%
2011                                                            5.3%
2012                                                            5.3%


* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 6.8% ON 15% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alabama................     2.7%
Arizona................     4.6
California.............     3.3
Colorado...............     4.7
Connecticut............     0.7
Florida................     2.5
Georgia................     5.7
Hawaii.................     1.1
Illinois...............     4.1
Indiana................     0.7
Kansas.................     4.6
Kentucky...............     1.1
Louisiana..............     0.2
Massachusetts..........     8.2
Michigan...............     3.9
Minnesota..............     2.0
Missouri...............     0.9
New Jersey.............     2.4
New York...............     7.0
North Carolina.........     2.8
Ohio...................     4.3
Pennsylvania...........     3.7
Puerto Rico............     0.8
South Carolina.........     2.8
Tennessee..............     1.3
Texas..................    15.3
Utah...................     1.8
Virginia...............     1.9
Washington.............     3.3
Wisconsin..............     1.6
                          -----
Total..................   100.0%
                          =====

Morgan Stanley Municipal Premium Income Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On December 18, 2001, an annual meeting of the Fund's shareholders was held for the purpose of voting on one matter, the results of which were as follows:

(1) Election of Trustees:

Edwin J. Garn
For..................................................  16,922,160
Withheld.............................................     361,806
Michael E. Nugent
For..................................................  16,950,054
Withheld.............................................     333,912
Philip J. Purcell
For..................................................  16,909,190
Withheld.............................................     374,776

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and John L. Schroeder.

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (143.0%)
            General Obligation (16.3%)
$  5,000    Los Angeles Unified School District, California, 1997 Ser
              B (FGIC)...............................................  5.00 %   07/01/23    $   4,935,650
   2,000    Connecticut, 2001 Ser D..................................  5.00     11/15/20        2,005,940
   3,000    Chicago Board of Education, Illinois, Ser 2001 C (FSA)...  5.00     12/01/26        2,873,370
   3,500    Massachusetts, 1995 Ser A (Ambac)........................  5.00     07/01/12        3,719,240
   2,000    Michigan Municipal Bond Authority, School Ser 1998.......  5.25     12/01/13        2,107,960
   3,000    Barberton City School District, Ohio, Ser 1998 (FGIC)....  5.125    11/01/22        3,006,990
   3,500    Shelby County, Tennessee, Refg 1995 Ser A................  5.625    04/01/11        3,776,815
   5,000    La Joya Independent School District, Texas, Ser 2000
              (PSF)..................................................  5.50     02/15/25        5,093,800
   5,890    Washington, Ser 1993 A...................................  5.75     10/01/17        6,066,464
--------                                                                                    -------------
  32,890                                                                                       33,586,229
--------                                                                                    -------------
            Educational Facilities Revenue (12.4%)
   8,500    University of Northern Colorado, Refg Ser 2001 (Ambac)...  5.00     06/01/31        8,271,690
   5,500    Oakland University, Michigan, Ser 1995 (MBIA)............  5.75     05/15/26        5,674,075
            New York State Dormitory Authority,
   4,000      State University Refg Ser 1993 A.......................  5.50     05/15/08        4,377,160
     890      State University Refg Ser 1999 B.......................  7.50     05/15/11        1,067,511
   1,250    Ohio State University, General Receipts Ser 1999 A.......  5.75     12/01/24        1,319,075
   5,000    Swarthmore Boro Authority, Pennsylvania, Swarthmore
              College Ser 2001.......................................  5.00     09/15/31        4,806,450
--------                                                                                    -------------
  25,140                                                                                       25,515,961
--------                                                                                    -------------
            Electric Revenue (14.6%)
   1,550    Los Angeles Department of Water & Power, California, 2001
              Ser A..................................................  5.00     07/01/24        1,517,466
     750    Sacramento Municipal Utility District, California, Refg
              1994 Ser I (MBIA)......................................  6.00     01/01/24          795,090
   2,000    Orlando Utilities Commission, Florida, Water & Electric
              Ser 2001...............................................  5.25     10/01/19        2,057,720
   2,950    Kansas City, Kansas, Utility Refg & Impr Ser 1994
              (FGIC).................................................  6.375    09/01/23        3,211,134
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
              (Ambac)................................................  6.25     01/01/22        8,371,627
   8,500    San Antonio, Texas, Electric and Gas Refg Ser 1994 C.....  7.443++  02/01/06        8,986,625
   5,000    Intermountain Power Agency, Utah, Refg 1997 Ser B
              (MBIA).................................................  5.75     07/01/19        5,297,550
--------                                                                                    -------------
  28,500                                                                                       30,237,212
--------                                                                                    -------------
            Hospital Revenue (18.2%)
   5,000    Birmingham-Carraway Special Care Facilities Financing
              Authority, Alabama, Carraway Methodist Health Ser 1995
              A (Connie Lee).........................................  5.875    08/15/15        5,232,850
   2,925    Colbert County - Northwest Health Care Authority,
              Alabama, Hellen Keller Hospital Refg Ser 1990..........  8.75     06/01/09        2,959,076
  10,000    Boston, Massachusetts, Boston City Hospital - FHA Mtge
              Refg Ser B.............................................  5.75     02/15/13       10,052,000

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  4,500    New Jersey Health Care Facilities Financing Authority, St
              Barnabas Medical Center Ser 1998 B (MBIA)..............  4.75 %   07/01/28    $   4,230,810
   4,000    North Carolina Medical Care Commission, Duke University
              Health Ser 1998 A......................................  4.75     06/01/28        3,604,480
   2,985    Lehigh County General Purpose Authority, Pennsylvania, St
              Lukes Hospital Ser 1992 (Ambac)........................  6.25     07/01/22        3,053,565
   3,950    Washington Health Care Facilities Authority, Swedish
              Health Ser 1998 (Ambac)................................  5.125    11/15/22        3,873,884
   4,750    Wisconsin Health & Educational Facilities Authority,
              Wausau Hospital Refg Ser 1998 A (Ambac)................  5.125    08/15/20        4,696,990
--------                                                                                    -------------
  38,110                                                                                       37,703,655
--------                                                                                    -------------
            Industrial Development/Pollution Control Revenue (18.3%)
   8,210    Pima County Industrial Development Authority, Arizona,
              Tucson Electric Power Co Refg Ser 1988 A (FSA).........  7.25     07/15/10        8,613,932
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA).................................................  7.00     06/01/31       10,405,000
   8,000    New York City Industrial Development Agency, New York,
              Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
              (AMT)..................................................  5.65     10/01/28        7,801,440
  10,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
              (AMT)..................................................  7.50     12/01/29        9,265,500
   1,750    Brazos River Authority, Texas, TXU Electric Refg
              Ser 2001 C (AMT).......................................  5.75     05/01/36        1,756,598
--------                                                                                    -------------
  37,960                                                                                       37,842,470
--------                                                                                    -------------
            Mortgage Revenue - Multi-Family (4.2%)
            Massachusetts Housing Finance Agency,
   1,790      Rental 1994 Ser A (AMT) (Ambac)........................  6.60     07/01/14        1,879,357
   4,340      Rental 1994 Ser A (AMT) (Ambac)........................  6.65     07/01/19        4,516,855
   2,185    Minnesota Housing Finance Agency, Rental 1995 Ser D
              (MBIA).................................................  6.00     02/01/22        2,239,166
--------                                                                                    -------------
   8,315                                                                                        8,635,378
--------                                                                                    -------------
            Mortgage Revenue - Single Family (1.8%)
   1,220    Colorado Housing & Finance Authority, Ser 1997 A-2
              (AMT)..................................................  7.25     05/01/27        1,296,567
     265    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
              1998 C (AMT)...........................................  8.00     11/01/20          271,935
      95    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)
              (MBIA).................................................  8.00     11/01/20           95,076
     625    New Orleans Home Mortgage Authority, Louisiana, GNMA
              Collateralized 1989 Ser B-1 (AMT)......................  8.25     12/01/21          625,731
   1,300    Missouri Housing Development Commission, Homeownership
              1996 Ser D (AMT).......................................  7.10     09/01/27        1,400,685
--------                                                                                    -------------
   3,505                                                                                        3,689,994
--------                                                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (4.2%)
$  3,000    Broward County School Board, Florida, Ser 2001 A COPs
              (FSA)..................................................  5.00 %   07/01/26    $   2,926,050
   2,000    Metropolitan Pier & Exposition Authority, Illinois,
              McCormick Place Refg Ser 1998 A (FGIC).................  5.50     06/15/18        2,155,320
            Saint Paul Independent School District #625, Minnesota,
   1,700      Ser 1995 C COPs........................................  5.45     02/01/11        1,753,839
   1,800      Ser 1995 C COPs........................................  5.50     02/01/12        1,911,564
--------                                                                                    -------------
   8,500                                                                                        8,746,773
--------                                                                                    -------------
            Transportation Facilities Revenue (21.5%)
   5,000    Arizona Transportation Board, Highway Ser 2001...........  5.25     07/01/19        5,149,000
   4,000    Colorado Department of Transportation, Ser 2000
              (Ambac)................................................  6.00     06/15/14        4,483,760
   2,500    Miami-Dade County, Florida, Miami International Airport
              Ser 2000 B (FGIC)......................................  5.75     10/01/24        2,651,650
   1,940    Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac).......  6.00     01/01/21        2,020,064
            Chicago, Illinois,
   5,000      Chicago-O'Hare International Airport Ser 1996 A
              (Ambac)................................................  5.625    01/01/12        5,288,050
   1,805      Midway Airport 1994 Ser A (AMT) (MBIA).................  6.25     01/01/24        1,885,178
   3,000    New Jersey Transportation Trust Authority, 1998 Ser A
              (FSA)..................................................  4.50     06/15/19        2,862,390
   3,500    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac).....  5.00     12/01/30        3,371,375
   2,800    Puerto Rico Highway & Transportation Authority, Ser 1998
              A......................................................  4.75     07/01/38        2,528,484
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT)
              (MBIA).................................................  6.125    11/15/25        8,466,800
   5,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A...................................  5.50     08/15/28        3,663,400
   2,000    Richmond Metropolitan Authority, Virginia, Expressway &
              Refg Ser 1998 (FGIC)...................................  5.25     07/15/17        2,129,180
--------                                                                                    -------------
  44,545                                                                                       44,499,331
--------                                                                                    -------------
            Water & Sewer Revenue (19.2%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)...............  6.10     03/01/22        2,557,850
            Atlanta, Georgia, Water & Wastewater
   3,000      Ser 1999 A (FGIC)......................................  5.50     11/01/22        3,210,360
   3,000      Ser 2001 A (MBIA)......................................  5.00     11/01/33        2,885,040
   4,000    Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)........  5.25     10/01/22        4,049,760
   5,000    Rockdale County Water & Sewage Authority, Georgia, Ser
              1999 A (MBIA)..........................................  5.50     07/01/25        5,137,400
            Indianapolis Local Public Improvement Bond Bank, Indiana,
              Waterworks
   1,000      Ser 2002 A (MBIA)......................................  5.50     01/01/18        1,057,030
   1,000      Ser 2002 A (MBIA)......................................  5.50     01/01/19        1,051,310
   3,215    Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky, Ser 2001 A (MBIA)..................  5.375    05/15/22        3,293,703
   5,000    Massachusetts Water Resources Authority, 1998 Ser A
              (FSA)..................................................  4.75     08/01/27        4,615,950
   4,000    Detroit, Michigan, Water Supply Sr Lien Ser 2000 A
              (FGIC).................................................  5.25     07/01/33        3,975,520

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002 continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  3,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I
              (FSA)..................................................  5.00 %   01/01/23    $   2,954,400
   5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A
              (FSA)..................................................  5.125    05/15/27        4,890,350
--------                                                                                    -------------
  39,715                                                                                       39,678,673
--------                                                                                    -------------
            Other Revenue (4.5%)
   8,000    New York Local Government Assistance Corporation, Refg
              Ser 1997 B (MBIA)......................................  5.00     04/01/21        7,941,600
   1,350    Cuyahoga County, Ohio, The Medical Center Co Ser 1998
              (Ambac)................................................  5.125    02/15/28        1,320,273
--------                                                                                    -------------
   9,350                                                                                        9,261,873
--------                                                                                    -------------
            Refunded (7.8%)
   3,000    Hawaii, 1999 Ser CT (FSA)................................  5.875    09/01/09+       3,415,950
   1,340    Missouri Health & Educational Facilities Authority,
              Missouri, Baptist Medical Center Refg Ser 1989 (ETM)...  7.625    07/01/18        1,373,366
   4,000    Montgomery County, Ohio, Franciscan Medical
              Center - Dayton Ser 1997 (ETM).........................  5.50     07/01/10+       4,359,520
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh
              Ser (FSA) (ETM)........................................  4.75     01/01/28        3,784,640
            San Antonio, Texas,
   3,000      Electric & Gas Refg Ser 1994 C (ETM)...................  4.70     02/01/06        3,170,370
--------                                                                                    -------------
  15,340                                                                                       16,103,846
--------                                                                                    -------------
 291,870    Total Tax-Exempt Municipal Bonds (Cost $285,762,154).........................     295,501,395
--------                                                                                    -------------
            Short Term Tax-Exempt Municipal Obligations (2.6%)
   4,700    University of North Carolina, Hospitals at Chapel Hill
              Ser 2001 A (Demand 06/03/02)...........................  1.60*    02/15/31        4,700,000
     700    Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 1994 (Demand 06/03/02)...  1.55*    12/01/25          700,000
--------                                                                                    -------------
   5,400    Total Short-Term Tax-Exempt Municipal Obligations (Cost $5,400,000)..........       5,400,000
--------                                                                                    -------------

$297,270    Total Investments (Cost $291,162,154) (a)...................           145.6%     300,901,395
========
            Other Assets in Excess of Liabilities.......................             2.9        5,916,453

            Preferred Shares of Beneficial Interest.....................           (48.5)    (100,139,240)
                                                                                   -----    -------------
            Net Assets Applicable to Common Shareholders................           100.0%   $ 206,678,608
                                                                                   =====    =============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002 continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
   PSF      Texas Permanent School Fund Guarantee Program.
    *       Current coupon of variable rate demand obligation.
    +       Prerefunded to call date shown.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security fluctuates.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $11,841,616 and the aggregate gross unrealized depreciation is $2,102,375
            resulting in net unrealized appreciation of $9,739,241.
Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
     Based on Market Value as a Percent of Net Assets Applicable to Common
                                  Shareholders

Alabama................     4.0%
Arizona................     6.7
California.............     4.7
Colorado...............     6.8
Connecticut............     1.0
Florida................     3.7
Georgia................     8.4
Hawaii.................     1.7
Illinois...............     5.9
Indiana................     1.0
Kansas.................     6.8
Kentucky...............     1.6
Louisiana..............     0.3
Massachusetts..........    12.0
Michigan...............     5.7
Minnesota..............     2.9
Missouri...............     1.3
New Jersey.............     3.4
New York...............    10.2
North Carolina.........     4.0
Ohio...................     6.3
Pennsylvania...........     5.4
Puerto Rico............     1.2
South Carolina.........     4.0
Tennessee..............     1.8
Texas..................    22.3
Utah...................     2.6
Virginia...............     2.8
Washington.............     4.8
Wisconsin..............     2.3
                          -----

Total..................   145.6%
                          =====

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2002

Assets:
Investments in securities, at value
  (cost $291,162,154).......................................  $300,901,395
Cash........................................................        83,312
Receivable for:
    Interest................................................     5,367,249
    Investments sold........................................       490,417
Prepaid expenses and other assets...........................       312,282
                                                              ------------
    Total Assets............................................   307,154,655
                                                              ------------
Liabilities:
Payable for:
    Investment advisory fee.................................       117,475
    Administration fee......................................        73,422
    Shares of beneficial interest repurchased...............        30,448
Accrued expenses............................................       115,462
                                                              ------------
    Total Liabilities.......................................       336,807
                                                              ------------
Preferred shares of beneficial interest, (at liquidation
  value) (1,000,000 shares authorized of
  non-participating $.01 par value, 1,000 shares
  outstanding)..............................................   100,139,240
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $206,678,608
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value,
  20,579,649 shares outstanding)............................  $193,878,828
Net unrealized appreciation.................................     9,739,241
Accumulated undistributed net investment income.............     2,433,201
Accumulated undistributed net realized gain.................       627,338
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $206,678,608
                                                              ============
Net Asset Value Per Common Share,
  ($206,678,608 divided by 20,579,649 common shares
  outstanding)..............................................        $10.04
                                                                    ======

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended May 31, 2002

Net Investment Income:

Interest Income.............................................  $17,238,529
                                                              -----------
Expenses
Investment advisory fee.....................................    1,244,114
Administration fee..........................................      777,571
Auction commission fees.....................................      311,016
Professional fees...........................................       72,185
Transfer agent fees and expenses............................       54,980
Auction agent fees..........................................       37,659
Shareholder reports and notices.............................       29,232
Registration fees...........................................       25,799
Trustees' fees and expenses.................................       17,676
Custodian fees..............................................       17,444
Other.......................................................       29,896
                                                              -----------
    Total Expenses..........................................    2,617,572
Less: expense offset........................................      (17,423)
                                                              -----------
    Net Expenses............................................    2,600,149
                                                              -----------
    Net Investment Income...................................   14,638,380
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................    2,071,243
Net change in unrealized appreciation.......................      634,611
                                                              -----------
    Net Gain................................................    2,705,854
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................   (2,592,000)
                                                              -----------
Net Increase................................................  $14,752,234
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              MAY 31, 2002   MAY 31, 2001
                                                              ------------   ------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 14,638,380   $ 15,029,672
Net realized gain...........................................     2,071,243        809,156
Net change in unrealized appreciation.......................       634,611     16,630,705
Dividends to preferred shareholders from net investment
  income....................................................    (2,592,000)    (4,021,786)
                                                              ------------   ------------
    Net Increase............................................    14,752,234     28,447,747
                                                              ------------   ------------

Dividends and Distributions to Common Shareholders from:
Net investment income.......................................   (11,336,694)   (11,710,175)
Net realized gain...........................................      (780,215)       --
                                                              ------------   ------------
    Total Dividends and Distributions.......................   (12,116,909)   (11,710,175)
                                                              ------------   ------------

Decrease from transactions in common shares of beneficial
  interest..................................................    (6,313,186)    (6,636,662)
                                                              ------------   ------------

    Net Increase (Decrease).................................    (3,677,861)    10,100,910

Net Assets Applicable to Common Shareholders:
Beginning of period.........................................   210,356,469    200,255,559
                                                              ------------   ------------
End of Period
(Including accumulated undistributed net investment income
of $2,433,201 and $1,628,402, respectively).................  $206,678,608   $210,356,469
                                                              ============   ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Municipal Premium Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter Municipal Premium Income Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 continued

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly total net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly total net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2002 aggregated $33,059,339 and $52,327,275, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $3,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 continued

May 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,759. At May 31, 2002, the Fund had an accrued pension liability of $57,497 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2000.......................................  22,048,248   $220,482    $206,587,082
Treasury shares purchased and retired (weighted average
  discount 10.77%)*.........................................    (763,999)    (7,640)     (6,629,022)
                                                              ----------   --------    ------------
Balance, May 31, 2001.......................................  21,284,249    212,842     199,958,060
Treasury shares purchased and retired (weighted average
  discount 10.29%)*.........................................    (704,600)    (7,046)     (6,306,140)
Reclassification due to permanent book/tax differences......      --          --             21,112
                                                              ----------   --------    ------------
Balance, May 31, 2002.......................................  20,579,649   $205,796    $193,673,032
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN              NEXT         RANGE OF
SERIES  SHARES*  THOUSANDS*  RATE*   RESET DATE  DIVIDEND RATES**
------  -------  ----------  -----   ----------  ----------------
  A       200      20,000    1.49%    06/05/02    1.149% - 3.10%
  B       200      20,000    1.49     06/05/02     1.003  - 3.10
  C       200      20,000    2.50     09/04/02      2.50  - 4.25
  D       200      20,000    2.55     01/07/04      2.55  - 3.90
  E       200      20,000    2.85     07/03/02      2.72  - 3.05

---------------------
    * As of May 31, 2002.
   ** For the year ended May 31, 2002.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 continued

Subsequent to May 31, 2002 and up through July 5, 2002, the Fund paid dividends to each of the Series A through E at rates ranging from 1.30% to 2.85% in the aggregate amount of $183,058.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Fund declared the following dividends from net investment income:

     DECLARATION         AMOUNT          RECORD             PAYABLE
        DATE            PER SHARE         DATE                DATE
---------------------   ---------  ------------------  ------------------
 March 26, 2002          $0.045       June 7, 2002       June 21, 2002
  June 25, 2002          $0.045       July 5, 2002       July 19, 2002
  June 25, 2002          $0.045      August 9, 2002     August 23, 2002
  June 25, 2002          $0.045    September 6, 2002   September 20, 2002

7. FEDERAL INCOME TAX STATUS

During the year ended May 31, 2002, the Fund utilized its net capital loss carryover of approximately $648,000.

As of May 31, 2002, the Fund had temporary book/tax differences primarily attributable to book amortization of discount on debt securities and dividend payable and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold and market discount retained by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized gain was charged $15,380, accumulated undistributed net investment income was charged $5,732 and paid-in-capital was credited $21,112.

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 continued

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At May 31, 2002, the Fund held positions in residual interest bonds having a total value of $8,986,625, which represents 4.3% of net assets applicable to common shareholders.

10. CHANGE IN ACCOUNTING POLICY

Effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $100,845 increase in the cost of securities and a corresponding increase to accumulated undistributed net investment income based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $11,028; decrease unrealized appreciation by $4,352; and increase net realized gains by $15,380. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

11. CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR PREFERRED SHARES

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Fund has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Fund.

Morgan Stanley Municipal Premium Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED MAY 31,
                                                             ---------------------------------------------------------
                                                               2002        2001        2000        1999        1998
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period.......................    $ 9.88      $ 9.08      $10.03      $10.41      $10.08
                                                               ------      ------      ------      ------      ------
Income (loss) from investment operations:
    Net investment income*.................................      0.70        0.69        0.68        0.70        0.75
    Net realized and unrealized gain (loss)................      0.13        0.80       (0.96)      (0.18)       0.33
    Common share equivalent of dividends paid to preferred
    shareholders*..........................................     (0.12)      (0.19)      (0.16)      (0.14)      (0.15)
                                                               ------      ------      ------      ------      ------
Total income (loss) from investment operations.............      0.71        1.30       (0.44)       0.38        0.93
                                                               ------      ------      ------      ------      ------
Less dividends and distributions from:
    Net investment income..................................     (0.54)      (0.54)      (0.53)      (0.54)      (0.60)
    Net realized gain......................................     (0.04)      --          (0.07)      (0.26)      --
                                                               ------      ------      ------      ------      ------
Total dividends and distributions..........................     (0.58)      (0.54)      (0.60)      (0.80)      (0.60)
                                                               ------      ------      ------      ------      ------
Anti-dilutive effect of acquiring treasury shares*.........      0.03        0.04        0.09        0.04       --
                                                               ------      ------      ------      ------      ------
Net asset value, end of period.............................    $10.04      $ 9.88      $ 9.08      $10.03      $10.41
                                                               ======      ======      ======      ======      ======
Market value, end of period................................    $ 9.02      $ 8.88      $ 7.75      $ 8.75      $9.625
                                                               ======      ======      ======      ======      ======
Total Return+..............................................      8.30%      21.92%      (4.55)%     (1.21)%      9.08%
Ratios to Average Net Assets of Common Shareholders:
Expenses (before expense offset)...........................      1.24%(1)    1.26%(1)    1.28%(1)    1.19%(1)    1.18%(1)
Net investment income before preferred stock dividends.....      6.95%       7.12%       7.30%       6.73%       7.31%
Preferred stock dividends..................................      1.23%       1.91%       1.74%       1.39%       1.46%
Net investment income available to common shareholders.....      5.72%       5.21%       5.56%       5.34%       5.85%
Supplemental Data:
Net assets applicable to common shareholders,
 end of period, in thousands...............................  $206,679    $210,356    $200,256    $236,496    $254,392
Asset coverage on preferred shares at end of period........       306%        310%        300%        336%        354%
Portfolio turnover rate....................................        11%         12%         11%         17%         21%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Municipal Premium Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Premium Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter Municipal Premium Income Trust, including the portfolio of investments, as of May 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Premium Income Trust as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2002

                      2002 FEDERAL TAX NOTICE (UNAUDITED)

         During the year ended May 31, 2002, the Fund paid the following per share amounts from tax exempt income: $0.54 to common shareholders, $1,890 to Series A preferred shareholders, $1,850 to Series B preferred shareholders, $2,966 to Series C preferred shareholders, $3,368 to Series D preferred shareholders and $2,886 to Series E preferred shareholders. For the year ended May 31, 2002, the Fund paid to common shareholders $0.04 per share from long-term capital gains.

Morgan Stanley Municipal Premium Income Trust

TRUSTEE AND OFFICER INFORMATION

Independent Trustees:
                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                                       Position(s)  Term of Office                                       Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During Past  Overseen by
         Independent Trustee           Registrant    Time Served*                 5 Years                Trustee**
-------------------------------------  -----------  --------------  -----------------------------------  -----------
Michael Bozic (61)                     Trustee      Trustee since   Retired; Director or Trustee of the      129
c/o Mayer, Brown, Rowe & Maw                        April 1994      Morgan Stanley Funds and the TCW/DW
Counsel to the Independent Trustees                                 Term Trusts; formerly Vice Chairman
1675 Broadway                                                       of Kmart Corporation (December
New York, NY                                                        1998- October 2000), Chairman and
                                                                    Chief Executive Officer of Levitz
                                                                    Furniture Corporation (November
                                                                    1995-November 1998) and President
                                                                    and Chief Executive Officer of
                                                                    Hills Department Stores (May
                                                                    1991-July 1995); formerly variously
                                                                    Chairman, Chief Executive Officer,
                                                                    President and Chief Operating
                                                                    Officer (1987-1991) of the Sears
                                                                    Merchandise Group of Sears, Roebuck
                                                                    & Co.

Edwin J. Garn (69)                     Trustee      Trustee since   Director or Trustee of the Morgan        129
c/o Summit Ventures LLC                             January 1993    Stanley Funds and the TCW/DW Term
1 Utah Center                                                       Trusts; formerly United States
201 S. Main Street                                                  Senator (R-Utah) (1974-1992) and
Salt Lake City, UT                                                  Chairman, Senate Banking Committee
                                                                    (1980-1986); formerly Mayor of Salt
                                                                    Lake City, Utah (1971-1974);
                                                                    formerly Astronaut, Space Shuttle
                                                                    Discovery (April 12-19, 1985); Vice
                                                                    Chairman, Huntsman Corporation
                                                                    (chemical company); member of the
                                                                    Utah Regional Advisory Board of
                                                                    Pacific Corp.

Wayne E. Hedien (68)                   Trustee      Trustee since   Retired; Director or Trustee of the      129
c/o Mayer, Brown, Rowe & Maw                        September 1997  Morgan Stanley Funds and the TCW/DW
Counsel to the Independent Trustees                                 Term Trusts; formerly associated
1675 Broadway                                                       with the Allstate Companies
New York, NY                                                        (1966-1994), most recently as
                                                                    Chairman of The Allstate
                                                                    Corporation (March 1993-December
                                                                    1994) and Chairman and Chief
                                                                    Executive Officer of its wholly-
                                                                    owned subsidiary, Allstate
                                                                    Insurance Company (July
                                                                    1989-December 1994).

Independent Trustees:
      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Michael Bozic (61)                     Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw           Corporation.
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                     Director of Franklin Covey (time
c/o Summit Ventures LLC                management systems), BMW Bank of
1 Utah Center                          North America, Inc. (industrial
201 S. Main Street                     loan corporation), United Space
Salt Lake City, UT                     Alliance (joint venture between
                                       Lockheed Martin and the Boeing
                                       Company) and Nuskin Asia Pacific
                                       (multilevel marketing); member of
                                       the board of various civic and
                                       charitable organizations.

Wayne E. Hedien (68)                   Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw           (private mortgage insurance);
Counsel to the Independent Trustees    Trustee and Vice Chairman of The
1675 Broadway                          Field Museum of Natural History;
New York, NY                           director of various other business
                                       and charitable organizations.

Morgan Stanley Municipal Premium Income Trust

TRUSTEE AND OFFICER INFORMATION continued

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                                       Position(s)  Term of Office                                       Complex
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During Past  Overseen by
         Independent Trustee           Registrant    Time Served*                 5 Years                Trustee**
-------------------------------------  -----------  --------------  -----------------------------------  -----------
Dr. Manuel H. Johnson (53)             Trustee      Trustee since   Chairman of the Audit Committee and      129
c/o Johnson Smick International, Inc.               July 1991       Director or Trustee of the Morgan
1133 Connecticut Avenue, N.W.                                       Stanley Funds and the TCW/DW Term
Washington, D.C.                                                    Trusts; Senior Partner, Johnson
                                                                    Smick International, Inc., a
                                                                    consulting firm; Co-Chairman and a
                                                                    founder of the Group of Seven
                                                                    Council (G7C), an international
                                                                    economic commission; formerly Vice
                                                                    Chairman of the Board of Governors
                                                                    of the Federal Reserve System and
                                                                    Assistant Secretary of the U.S.
                                                                    Treasury.

Michael E. Nugent (66)                 Trustee      Trustee since   Chairman of the Insurance Committee      207
c/o Triumph Capital, L.P.                           July 1991       and Director or Trustee of the
237 Park Avenue                                                     Morgan Stanley Funds and the TCW/DW
New York, NY                                                        Term Trusts; director/trustee of
                                                                    various investment companies
                                                                    managed by Morgan Stanley
                                                                    Investment Management Inc. and
                                                                    Morgan Stanley Investments LP
                                                                    (since July 2001); General Partner,
                                                                    Triumph Capital, L.P., a private
                                                                    investment partnership; formerly
                                                                    Vice President, Bankers Trust
                                                                    Company and BT Capital Corporation
                                                                    (1984-1988).

John L. Schroeder (71)                 Trustee      Trustee since   Retired; Chairman of the                 129
c/o Mayer, Brown, Rowe & Maw                        April 1994      Derivatives Committee and Director
Counsel to the Independent Trustees                                 or Trustee of the Morgan Stanley
1675 Broadway                                                       Funds and the TCW/DW Term Trusts;
New York, NY                                                        formerly Executive Vice President
                                                                    and Chief Investment Officer of the
                                                                    Home Insurance Company (August
                                                                    1991-September 1995).


      Name, Age and Address of
         Independent Trustee           Other Directorships Held by Trustee
-------------------------------------  -----------------------------------
Dr. Manuel H. Johnson (53)             Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.  construction); Chairman and Trustee
1133 Connecticut Avenue, N.W.          of the Financial Accounting
Washington, D.C.                       Foundation (oversight organization
                                       of the Financial Accounting
                                       Standards Board).

Michael E. Nugent (66)                 Director of various business
c/o Triumph Capital, L.P.              organizations.
237 Park Avenue
New York, NY

John L. Schroeder (71)                 Director of Citizens Communications
c/o Mayer, Brown, Rowe & Maw           Company (telecommunications
Counsel to the Independent Trustees    company).
1675 Broadway
New York, NY

Morgan Stanley Municipal Premium Income Trust

TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:
                                                                                                                    Number of
                                                                                                                    Portfolios
                                                                                                                    in Fund
                                     Position(s)       Term of Office                                               Complex
   Name, Age and Address of           Held with        and Length of                                                Overseen by
      Interested Trustee             Registrant         Time Served*   Principal Occupation(s) During Past 5 Years  Trustee**
------------------------------  ---------------------  --------------  -------------------------------------------  -----------
Charles A. Fiumefreddo (69)     Chairman, Director or  Trustee since   Chairman, Director or Trustee and Chief          129
c/o Morgan Stanley Trust        Trustee and Chief      July 1991       Executive Officer of the Morgan Stanley
Harborside Financial Center,    Executive Officer                      Funds and the TCW/DW Term Trusts; formerly
Plaza Two,                                                             Chairman, Chief Executive Officer and
Jersey City, NJ                                                        Director of the Investment Manager, the
                                                                       Distributor and Morgan Stanley Services,
                                                                       Executive Vice President and Director of
                                                                       Morgan Stanley DW, Chairman and Director of
                                                                       the Transfer Agent, and Director and/or
                                                                       officer of various Morgan Stanley
                                                                       subsidiaries (until June 1998).

James F. Higgins (54)           Trustee                Trustee since   Senior Advisor of Morgan Stanley (since          129
c/o Morgan Stanley Trust                               June 2000       August 2000); Director of the Distributor
Harborside Financial Center,                                           and Dean Witter Realty Inc.; Director or
Plaza Two,                                                             Trustee of the Morgan Stanley Funds and the
Jersey City, NJ                                                        TCW/DW Term Trusts (since June 2000);
                                                                       previously President and Chief Operating
                                                                       Officer of the Private Client Group of
                                                                       Morgan Stanley (May 1999-August 2000),
                                                                       President and Chief Operating Officer of
                                                                       Individual Securities of Morgan Stanley
                                                                       (February 1997-May 1999).

Philip J. Purcell (58)          Trustee                Trustee since   Director or Trustee of the Morgan Stanley        129
1585 Broadway                                          April 1994      Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                           of the Board of Directors and Chief
                                                                       Executive Officer of Morgan Stanley and
                                                                       Morgan Stanley DW; Director of the
                                                                       Distributor; Chairman of the Board of
                                                                       Directors and Chief Executive Officer of
                                                                       Novus Credit Services Inc.; Director and/or
                                                                       officer of various Morgan Stanley
                                                                       subsidiaries.

Interested Trustees:
   Name, Age and Address of       Other Directorships Held by
      Interested Trustee                    Trustee
------------------------------  --------------------------------
Charles A. Fiumefreddo (69)     None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)           None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)          Director of American Airlines,
1585 Broadway                   Inc. and its parent company, AMR
New York, NY                    Corporation.

---------------------

 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Municipal Premium Income Trust

TRUSTEE AND OFFICER INFORMATION continued

Officers:
                                                      Term of
                                    Position(s)      Office and
    Name, Age and Address of         Held with       Length of
       Executive Officer            Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
--------------------------------  ---------------  --------------  ------------------------------------------------------------
Mitchell M. Merin (48)            President        President       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                        since May 1999  Investment Management (since December 1998); President,
New York, NY                                                       Director (since April 1997) and Chief Executive Officer
                                                                   (since June 1998) of the Investment Manager and Morgan
                                                                   Stanley Services; Chairman, Chief Executive Officer and
                                                                   Director of the Distributor (since June 1998); Chairman and
                                                                   Chief Executive Officer (since June 1998) and Director
                                                                   (since January 1998) of the Transfer Agent; Director of
                                                                   various Morgan Stanley subsidiaries; President of the Morgan
                                                                   Stanley Funds and TCW/DW Term Trusts (since May 1999);
                                                                   Trustee of various Van Kampen investment companies (since
                                                                   December 1999); previously Chief Strategic Officer of the
                                                                   Investment Manager and Morgan Stanley Services and Executive
                                                                   Vice President of the Distributor (April 1997-June 1998),
                                                                   Vice President of the Morgan Stanley Funds (May 1997-April
                                                                   1999), and Executive Vice President of Morgan Stanley.

Barry Fink (47)                   Vice President,  Vice            General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas       Secretary and    President,      (since December 2000) of Morgan Stanley Investment
New York, NY                      General Counsel  Secretary and   Management; Managing Director (since December 2000), and
                                                   General         Secretary and General Counsel (since February 1997) and
                                                   Counsel since   Director (since July 1998) of the Investment Manager and
                                                   February 1997   Morgan Stanley Services; Assistant Secretary of Morgan
                                                                   Stanley DW; Vice President, Secretary and General Counsel of
                                                                   the Morgan Stanley Funds and TCW/DW Term Trusts (since
                                                                   February 1997); Vice President and Secretary of the
                                                                   Distributor; previously, Senior Vice President, Assistant
                                                                   Secretary and Assistant General Counsel of the Investment
                                                                   Manager and Morgan Stanley Services.

Thomas F. Caloia (56)             Treasurer        Treasurer       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                           since April     Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                       1989            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

James F. Willison (58)            Vice President   Since February  Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas                        1993            Advisor and/or its investment management affiliates for over
New York, NY                                                       5 years.

Robert W. Wimmel (37)             Vice President   Since January   Vice President and Portfolio Manager of the Investment
1 Parkview Plaza                                   2002            Advisor and/or its investment management affiliates for over
Oakbrook Terrace, IL                                               5 years.

Joseph R. Arcieri (53)            Vice President   Since January   Executive Director and Portfolio Manager of the Investment
1221 Avenue of the Americas                        2002            Advisor and/or its investment management affiliates for over
New York, NY                                                       5 years.

---------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Robert Wimmel
Vice President

Joseph Arcieri
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

MORGAN STANLEY
MUNICIPAL PREMIUM
INCOME TRUST

Annual Report
May 31, 2002